INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

PURCHASE AGREEMENT NUMBER PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Relating to

Boeing Model 737-10 Aircraft

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TABLE OF CONTENTS

ARTICLES
Article 1.	Subject Matter of Sale
Article 2.	Delivery Schedule
Article 3.	Price, Taxes, and Payment
Article 4.	Regulatory Requirements and Certificates
Article 5.	Detail Specification; Changes
Article 6.	[***]
Article 7.	Delivery
Article 8.	[***]
Article 9.	[***]
Article 10.	[***]
Article 11.	[***]
Article 12.	Notices
Article 13.	Miscellaneous
Article 14.	Additional Terms

TABLE
1.	737-10 [***]

EXHIBIT
A.	Aircraft Configuration
B.	Customer Support Document
C.	Product Assurance Document
D.	Buyer Furnished Equipment Provisions Document
E.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Airframe [***] Features [***]
BFE1.	Buyer Furnished Equipment Variables
EE1.	[***], Engine Warranty [***]
APPENDICES
I	[***]
II	Purchase Agreement Assignment
III	Post-Delivery Sale Notice
IV	Post-Delivery Lease Notice
V	Purchaser’s/Lessee’s Agreement
VI	Owner Appointment of Agent – Warranties
VII	Contractor Confidentiality Agreement
VIII	Post-Delivery Sale with Lease to Seller
IX	Sale with Lease
X	Post-Delivery Security

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LETTER AGREEMENTS

LA-1705291	[***]
LA-1705298	[***]
LA-1705300	Open Configuration Matters
LA-1705301	Option Aircraft
LA-1705304	[***]
LA-1705308	[***]
LA-1705309	[***]
LA-1705310	[***]
LA-1705311	[***]
LA-1705940	[***]
LA-1706346	[***]
LA-1706348	[***]
LA-1706352	[***]
LA-2103979	[***]
LA-2200404	[***]
LA-2105243	[***]
LA-2200086	[***] Guarantees
LA-2201689	[***]
LA-20210628	[***]
LA-2201204	[***]
LA-2201205 LA-2201576	[***] [***]

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PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

This Purchase Agreement No. PA-04696 between The Boeing Company (Boeing), a Delaware corporation, and Delta Air Lines, Inc. (Customer), a Delaware corporation, binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of model 737-10 aircraft (together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, Purchase Agreement), supersedes, as to the Aircraft (as defined in Article 1.1 below) set forth in Table 1 to this Purchase Agreement, the terms and conditions of Aircraft General Terms Agreement No. AGTA-DAL dated as of October 21, 1997 (as amended and supplemented, AGTA) between Boeing and Customer (collectively, the Parties). To the extent that the terms and conditions of the Customer Services General Terms Agreement (“CSGTA”) agreed between Boeing and Customer conflict with the terms and conditions of this Purchase Agreement, the terms and conditions of this Purchase Agreement shall control.
1.Subject Matter of Sale.
1.1Aircraft Quantity, Model and Description. Boeing will manufacture and sell to Customer, and Customer will purchase from Boeing, aircraft designated as model 737-10 aircraft (collectively, Aircraft) conforming to the configuration described in Exhibit A, “Aircraft Configuration” to this Purchase Agreement in the quantities listed in Table 1, 737-10 Aircraft [***] to this Purchase Agreement.
1.2Customer Support. Exhibit B, “Customer Support Document” to this Purchase Agreement, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of the Aircraft.
1.3Product Assurance. Exhibit C, “Product Assurance Document” to this Purchase Agreement, contains the obligations of Boeing and the suppliers of equipment installed in each Aircraft at delivery relating to warranties, [***], and service life policies.
1.4Buyer Furnished Equipment. Exhibit D, “Buyer Furnished Equipment Provisions Document” to this Purchase Agreement, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an Aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).
2.Delivery Schedule.
The scheduled months of delivery of the Aircraft are listed in Table 1 to this Purchase Agreement.
3.Price, Taxes, and Payment.
3.1Price.
3.1.1 Advance Payment Base Price or APBP is defined as the estimated price of an Aircraft rounded to the nearest thousand U.S. dollars, [***] as set forth in Table 1 to this Purchase Agreement. The Advance Payment Base Prices listed in Table 1 to this Purchase Agreement [***] of this Purchase Agreement [***].
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3.1.2 Aircraft Basic Price [***]. The Aircraft Basic Price is listed in Table 1 to this Purchase Agreement and is [***] in accordance with the terms of this Purchase Agreement.
3.1.3 Aircraft Price is defined as the total amount Customer is to pay for an Aircraft at the time of delivery[***] and other price adjustments made pursuant to this Purchase Agreement.
3.1.4 Airframe Price is defined as the price of the airframe for the model of Aircraft set forth in Table 1 to this Purchase Agreement. [***]
3.1.5 [***]
3.1.6 [***] Features Prices are defined as the prices for [***] features selected by Customer for the Aircraft identified in Table 1 to this Purchase Agreement.
3.2Taxes.
3.2.1 Tax or Taxes is defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority on or with respect to the sale, delivery, transfer, or storage of any Aircraft, BFE, or other things furnished under this Purchase Agreement. Customer agrees to pay, and to indemnify and hold Boeing harmless from all Taxes, whether imposed on Boeing or on Customer; provided, however, Customer shall not be required to pay, and Boeing shall indemnify and hold Customer harmless from, any taxes imposed upon or measured by the net or gross income or excess profits, receipts, capital, franchise, or net worth of Boeing or are business privilege taxes of Boeing. Boeing shall separately state the amount of any Taxes on its invoice. Customer shall not be required to indemnify Boeing for any Taxes which Customer has paid directly to a Taxing authority as required by law. Taxes shall exclude any and all penalties, fines, similar fees or other assessments imposed by a country or governing body as a result of any violation of competition or antitrust law. [***]
3.2.2Contests. If a claim is made against any Party for Taxes with respect to which the other Party is liable for a payment or indemnity hereunder, the Party making such claim will promptly give the other Party notice in writing within [***] Customer may, in good faith, and with due diligence at its own expense, contest in Customer’s name the validity, applicability or amount of such Taxes. Boeing agrees to cooperate to the extent reasonably requested by Customer. If either Party receives any refund on account of any suit or action for a Tax for which the other Party has provided funds hereunder, such Party shall promptly, but in any event within [***], remit such refund to the other Party, together with any interest refunded on such amount.
3.3Payment.
3.3.1 Acknowledgment. [***]
3.3.2 [***]
3.3.3 Payment at Delivery. Customer will pay the Aircraft Price of each Aircraft, [***], at delivery of each such Aircraft.
3.3.4 Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.
3.3.5 Delivery Invoice. On or about [***] Boeing shall submit an invoice to Customer for such Aircraft setting forth in detail the calculations required by Article 3.3.3 above; provided, however, Boeing may update the invoice prior to the delivery of an Aircraft to reflect any applicable pricing adjustment.
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4.Regulatory Requirements and Certificates.
4.1Certificates. Boeing will manufacture each Aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of Aircraft and will obtain from the FAA and furnish to Customer at delivery of each Aircraft either an FAA Airworthiness Certificate or, if requested by Customer, an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations. [***]
4.2FAA or Applicable Regulatory Authority Manufacturer Changes.
4.2.1 A Manufacturer Change is defined as [***]
4.3FAA Operator Changes.
4.3.1 An Operator Change is defined as [***]
4.4Export License. [***]
5.Detail Specification; Changes.
5.1Configuration Changes. The Detail Specification is defined as the Boeing document that describes the configuration of each Aircraft purchased by Customer. [***]
5.2Development Changes. Development Changes are defined as [***]
5.3Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification and will work in good faith with Customer regarding its concerns about such amendment.
6.Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.
6.1[***]
6.2Inspection. Customer's representatives may inspect each Aircraft, and all components obtained therefor, at any reasonable time during business hours at the facilities of Boeing [***] provided such inspection shall be conducted pursuant to procedures reasonably agreed between Boeing[***] and Customer and does not unduly disrupt or interfere with Boeing's [***] manufacturing process or performance under this Purchase Agreement.
6.3Demonstration Flights. Prior to delivery, Boeing will fly each Aircraft up to [***] to demonstrate to Customer the function of the Aircraft and its equipment using Boeing's production flight test procedures. [***]
6.4[***]
6.5[***]
7.Delivery.
7.1Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each Aircraft [***]
7.2Place of Delivery. Each Aircraft will be delivered at a facility selected by [***] for the Aircraft.
7.3Bill of Sale. At delivery of an Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of all liens, claims, charges, and encumbrances of any kind whatsoever and such other appropriate documents of title as Customer may reasonably request.
7.4[***]
8.[***]
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9.Risk Allocation/Insurance.
[***]
10.Assignment, Resale, or Lease.
10.1Assignment. This Purchase Agreement is for the benefit of the Parties and their respective successors and assigns. No rights or duties of either Party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other Party, except:
10.1.1 Either Party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such Party and (ii) acquires substantially all the assets of such Party;
10.1.2 Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.
10.1.3 [***]
10.2Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the Aircraft. However, no such action will require Boeing to divest itself of title to or possession of the Aircraft until delivery of and payment for the Aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II to this Purchase Agreement.
10.3Post-Delivery Sale or Lease by Customer. If, following delivery of an Aircraft, Customer sells or leases the Aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the Aircraft under the Purchase Agreement to the purchaser or lessee of such Aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the Purchase Agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X to this Purchase Agreement, [***]
10.4Notice of Post-Delivery Sale or Lease. In the event Customer desires to assign any rights under the Purchase Agreement to such party, Customer will give notice to Boeing as soon as practicable of the sale or lease of an Aircraft, including in the notice the name of the entity or entities with title and/or possession of such Aircraft.
10.5Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an Aircraft, Customer sells or leases such Aircraft, assigns any rights under the Purchase Agreement to such transferee and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the Aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, then Customer shall obtain for Boeing the purchaser’s or lessee’s written agreement to be bound by terms and conditions substantially as set forth in Appendix V to this Purchase Agreement. This Article 10.5 applies only if the purchaser or lessee has not provided to Boeing the written agreement described in Article 10.3 above.
10.6Appointment of Agent – Warranty Claims. If, following delivery of an Aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the Purchase Agreement, Boeing will deal with the agent for that purpose, effective upon Boeing’s receipt of the agent’s written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and
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conditions of the Purchase Agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI to this Purchase Agreement.
10.7No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an Aircraft or the assignment of Customer's rights under the Purchase Agreement will subject Boeing to any liability beyond that in the Purchase Agreement or modify in any way Boeing's obligations under the Purchase Agreement.
11.Termination of Purchase Agreement for Certain Events.
11.1Termination. If either Party:
(i)ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or
(ii)petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed [***]
the other Party may terminate the Purchase Agreement with respect to any undelivered Aircraft, Materials, training, services, and other things by giving written notice of termination.
11.2[***]
11.3[***]
11.4Notwithstanding termination of this Purchase Agreement pursuant to this Article 11 and except as otherwise expressly provided to the contrary under this Purchase Agreement, each Party reserves all rights and remedies available to such Party in contract, at law or in equity, for a claim arising prior to any termination specified in this Article 11 or any other provision of the Purchase Agreement for the other Party’s breach or default under this Purchase Agreement.
12.Notices.
All notices required by this Purchase Agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

Customer	Mail:	Delta Air Lines, Inc. Department 923 1030 Delta Blvd. Atlanta, Georgia 30354 Attention: Managing Director, Fleet Transactions

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Boeing	Delivery or Courier:	Boeing Commercial Airplanes 7775 E Marginal Way S Bldg. 2-15 Mail Room Seattle, Washington 98108 U.S.A. Attention: Vice President - Contracts Mail Code 1C2-AIR
	Mail:	Boeing Commercial Airplanes P.O. Box 3707 Seattle, Washington 98124 U.S.A. Attention: Vice President - Contracts Mail Code 1C2-AIR

	Facsimile:	(425) 237-1706
	Email:	BCAG.CorresMgnt@Boeing.com

13.Miscellaneous.
13.1[***]
13.2Headings. Article and paragraph headings used in this Purchase Agreement are for convenient reference only and are not intended to affect the interpretation of this Purchase Agreement.
13.3GOVERNING LAW. THIS PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON’S CHOICE OF LAW RULES WILL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION. [***]
13.4Waiver/Severability. Failure by either Party to enforce any provision of this Purchase Agreement will not be construed as a waiver. If any provision of this Purchase Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Purchase Agreement will remain in effect.
13.5Survival of Obligations. The Articles and Exhibits of this Purchase Agreement, including but not limited to those relating to insurance, DISCLAIMER AND RELEASE, and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, will survive termination or cancellation of the Purchase Agreement or part thereof.
13.6No Third Party Beneficiaries.    No third party is intended to benefit from, nor may any third party seek to enforce any of the provisions of, this Purchase Agreement[***].
14.Additional Terms.
14.1Table 1. Table 1 consolidates information contained in Articles 1, 2, and 3  with respect to [***]
14.2Airframe and [***] Features [***]. Supplemental Exhibit AE1, “Airframe and [***] Features [***]” to this Purchase Agreement contains the applicable [***] for the Aircraft.
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14.3Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1, “Buyer Furnished Equipment Variables” to this Purchase Agreement contains [***] variables applicable to the Aircraft.
14.4Engine [***]. Supplemental Exhibit EE1, “Engine [***], Engine Warranty [***]” to this Purchase Agreement contains the engine warranty [***] for the Aircraft.
14.5Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer.
14.6Confidentiality. The information contained in this Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Purchase Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.
14.7Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 9.2 relating to insurance, and Article 11 of Part 2 of Exhibit C of the Purchase Agreement relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the Parties, and the Aircraft Price and other agreements of the Parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement contains the entire agreement between the Parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the Parties.
14.8Expiration. This Purchase Agreement will become effective upon execution and receipt by both parties by or before July 31, 2022, after which date this Purchase Agreement will be null and void and have no force or effect.

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AGREED AND ACCEPTED this

July 18, 2022
Date

THE BOEING COMPANY	DELTA AIR LINES, INC.

/s/ Craig Simmons	/s/ Mahendra R. Nair
Signature	Signature

Craig Simmons	Mahendra R. Nair
Printed name	Printed name
Senior Vice President
Attorney-in-Fact	Fleet & TechOps Supply Chain
Title	Title

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Table 1 to
Purchase Agreement No. PA-04696
737-10 Aircraft [***]

Airframe Model/Paid MTOW	737-10	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFMLEAP-1B28	[***]	Airframe Price Base Year/Escalation Formula:	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:
Optional Features Estimate:		[***]
Sub-Total of Airframe and Features Estimate:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
LIFT Seats Provided by Boeing (Estimate):		[***]
Deposit per Aircraft at Definitive Agreement:		[***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[***]	Escalation Estimate Adv Payment Base Price Per A/P	[***]
					[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-04696 117354-1F.txt                        Boeing Proprietary                                Page 12

EXHIBIT A

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

AIRCRAFT CONFIGURATION

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Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-10 AIRCRAFT

The content of this Exhibit A to the Purchase Agreement will be defined pursuant to the provisions of Letter Agreement No. 1705300 to the Purchase Agreement, entitled “Open Configuration Matters.”
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EXHIBIT B

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

CUSTOMER SUPPORT DOCUMENT

This document contains:

Part 1:	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2:	Field and Engineering Support Services
Part 3:	Technical Information and Materials
Part 4:	Alleviation or Cessation of Performance
Part 5:	Protection of Proprietary Information and Proprietary Materials

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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 1:    BOEING MAINTENANCE AND FLIGHT TRAINING PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.Boeing Training Programs.
1.1Boeing will, at no additional charge to Customer, provide maintenance training and flight training programs to support the introduction of the Aircraft into service. The training programs will consist of general and specialized courses and are described in Articles 3 through 5 below.
1.2Boeing will conduct all training at Boeing's primary training facility for the Aircraft purchased unless otherwise agreed.
1.3All training will be presented in the English language. If translation is required, Customer will provide interpreters.
1.4Customer will be responsible for all expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.
2.Training Planning Conferences.
Customer and Boeing will conduct planning conferences approximately [***] before the scheduled delivery month of the first Aircraft to develop and schedule a customized support program (Customer Support Program) to be furnished by Boeing in support of the Aircraft. [***]
The Customer Support Program, which is included with the Aircraft purchase, will be based on and equivalent to the entitlements summarized below.
3.Maintenance Training.
3.1    Aircraft Differences Line and Base Course; [***] classes of up to [***] students per class.
3.2     Engine Run Maintenance Course; [***] classes of up to [***] students per class.
3.3    Fiber Optics Maintenance Course; [***] of up to [***] students.
3.4    Aircraft Rigging Course; [***] of [***] students.
3.5    Structural Repair Manual Course; [***] of [***] students.
3.6    Training materials will be provided to each student. In addition, [***] of training materials as used in Boeing's training program, including interactive media (formerly computer based training courseware), instrument panel wall charts, DVD programs, and student reference guide, etc. will be provided for use in Customer's own training program.
4.Flight Training.
4.1 Boeing will provide flight crew differences training to acquaint up to [***] students [***] with operational, systems and performance differences between
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Customer's newly-purchased Aircraft and a Boeing model 737 aircraft currently operated by Customer at a mutually agreed time and at a Boeing Training Center.
4.2 Performance Engineer Training in Boeing’s regularly scheduled courses. Course schedules are published twice a year.
4.3 Training materials will be provided to each student. In addition, [***] of training materials as used in Boeing's training program, including interactive media (formally flight differences computer based training courseware), instrument panel wall charts, DVD Programs, flight attendant manuals, etc. will be provided for use in Customer's own training program.
5.Planning Assistance.
5.1Maintenance Engineering. Boeing will provide the following Maintenance Engineering support:
5.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide [***] visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
5.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide [***] visit to Customer's main base to assist with the development of their Extended Operations (ETOPS) maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.
5.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide [***] visit to Customer's main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
5.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide [***] visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices, the result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
5.2 Spares.
5.2.1 Recommended Spares Parts List (RSPL). A customized RSPL will be provided to identify spare parts required for the Customer Support Program.
5.2.2 Provisioning Training. Provisioning training will be provided for Customer's personnel at Boeing's facilities where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.
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5.2.3 Spares Provisioning Conference. A provisioning conference will be conducted at Boeing's facilities where documentation and technical expertise are available.
6.Technical Data and Documents to be provided at no additional charge except as otherwise noted.
    [***]
7.Operations Engineering Support.
7.1 [***] Boeing will provide operations engineering support [***], but limited to that assistance or support which is reasonably necessary to support Customer’s engineering efforts leading to the entry into service of the Aircraft. Such support will include:
7.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of Aircraft;
7.1.2 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance;
7.1.3 assistance with solving operational problems associated with delivery and route-proving flights;
7.1.4 information regarding significant service items relating to Aircraft performance or flight operations;
7.1.5 if requested by Customer, Boeing will provide operations engineering support during an Aircraft ferry flight; and
[***]
8.Training at a Facility Other Than Boeing's.
If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:
[***]
9.General Terms and Conditions.
9.1    Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period, of which not more than five (5) hours per eight hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.
9.2    Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing's facility in accordance with
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the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). [***]
9.3    If the post-delivery training is based at Boeing's facility, and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible. [***]
9.4    [***]
9.5    [***]
9.6    [***]
9.7    [***]

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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 2:    FIELD AND ENGINEERING SUPPORT SERVICES

1.Field Service Representation.
Boeing will furnish [***] field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).
1.1 Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first (1st) Aircraft [***].
1.2 Customer will provide [***] suitable enclosed office space with walls and a lockable door that is separated from other OEMs and the airline, located at Customer’s facility or other site as mutually agreed. Customer will provide the necessary infrastructure (i.e. Local Area Network (LAN) lines) to enable wired high-speed internet capability in the office. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.
1.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer's Aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.
2.Engineering Support Services.
Boeing will, if requested by Customer, provide technical advisory assistance for any Aircraft and Boeing Product (as defined in Part 1 of Exhibit C to the Purchase Agreement). Technical advisory assistance, provided from a Boeing facility or at a base designated by Customer as appropriate, will include:
2.1 Operational Problem Support. If Customer experiences operational problems with an Aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.
2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of the model 737-10 Aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.
2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of the model 737-10 Aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.
2.4 [***]
2.5 [***]
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2.6 Maintenance Engineering. Boeing will, at Customer’s request, provide certain maintenance and ground operations support to Customer as further described in Article 3 of Part 1 of this Exhibit B to the Purchase Agreement.
2.7 Post-Delivery Service Support. Boeing will, at Customer's request, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing's facility prior to completion of that flight. In that event the following provisions will apply.
2.7.1 Boeing may rely upon the commitment authority of Customer's personnel requesting the work.
2.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 9.2 of this Purchase Agreement apply.
2.7.3 The provisions of the Boeing warranty in Part 2 of Exhibit C to this Purchase Agreement apply.
2.7.4 [***]
2.7.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C to this Purchase Agreement apply.
2.8 Additional Services. Boeing may, at Customer's request, provide additional services for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft. Such additional services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C to this Purchase Agreement and the insurance provisions in Article 9.2 of this Purchase Agreement will apply to any such work. Title to and risk of loss of any such Aircraft will always remain with Customer.

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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 3:    TECHNICAL INFORMATION AND MATERIALS

1.General.
Materials are defined as [***] but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.
Boeing will furnish to Customer certain Materials to support the maintenance and operation of the Aircraft to Customer [***]. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled "Information Standards for Aviation Maintenance." Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.
2.Materials Planning Conferences.
Customer and Boeing will conduct planning conferences approximately [***] in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the Aircraft.
Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be available, Customer may select a reasonable quantity of printed format.
3.[***]
[***]
4.Advance Representative Copies.
All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.
5.Customized Materials.
All customized Materials will reflect the configuration of each Aircraft as delivered.
6.Revisions.
6.1 Revision Service. The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.
6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will issue revisions to Materials with revision service reflecting the effects of such incorporation into such Aircraft.
6.3    [***]
7.Supplier Technical Data.
7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer
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software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.
7.2 The provisions of this Article will not be applicable to items of BFE.
7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of the Aircraft (each a “Product Support Assurance Agreement”). [***]
8.Buyer Furnished Equipment Data.
Boeing will incorporate BFE maintenance information into the customized Materials providing Customer makes the information available to Boeing at least [***] prior to the scheduled delivery month of each of Customer’s Aircraft. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each such Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Article 2.8, “Additional Services” of Part 2 of this Exhibit B to the Purchase Agreement. Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format if Materials are to be delivered in Boeing’s standard digital format.
9.Materials Shipping Charges.
[***]
10.Customer's Shipping Address.
The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.

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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 4:    ALLEVIATION OR CESSATION OF PERFORMANCE

1.Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:
1.1 a labor stoppage or dispute in progress involving Customer;
1.2 wars or warlike operations, riots or insurrections in the country where the facility is located;
1.3 any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;
1.4 the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or
1.5 After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.
1.6 Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 5:    PROTECTION OF PROPRIETARY INFORMATION
AND PROPRIETARY MATERIALS

1.General.
All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by, and subject to the terms of this Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this Purchase Agreement.
2.License Grant.
[***]
3.Use of Proprietary Materials and Proprietary Information.
[***]
4.[***]
5.[***]

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EXHIBIT C

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

PRODUCT ASSURANCE DOCUMENT

This document contains:

Part 1:	Exhibit C Definitions
Part 2:	Boeing Product Warranty
Part 3:	Boeing Service Life Policy
Part 4:	Supplier Warranty Commitment
Part 5:	Boeing Interface Commitment
Part 6:	Boeing Indemnities against Patent and Copyright Infringement

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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 1:    DEFINITIONS

Authorized Agent - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the Purchase Agreement for a form acceptable to Boeing).
Average Direct Hourly Labor Rate - The average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.
Boeing Product - Any system, accessory, equipment, part or Aircraft Software that is manufactured or created by Boeing or manufactured or created to Boeing's detailed design with Boeing’s authorization.
Boeing Warranty - The organization within Boeing responsible for administration of warranties between Boeing and Customer.
Correct(s) - To repair, modify, provide modification kits or replace with a new product.
Correction - A repair, a modification, a modification kit or replacement with a new product.
Corrected Boeing Product - A Boeing Product which is free of defect as a result of a Correction.
Direct Labor - Labor spent by Customer’s direct or contract labor employees to [***]
Direct Materials - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.
    Materials has the meaning set forth in Exhibit B, Part 3, Section 1 to the Purchase Agreement.
Rogue Unit - A Boeing Product, on which an unscheduled removal due to breach of warranty occurs [***]
    Seller Purchased Equipment (SPE) has the same meaning as set forth in [***] Letter Agreement DAL-PA-04696-LA-1705308, Article 1.1 to the Purchase Agreement.
Specification Control Drawing (SCD) - A Boeing document defining specifications for certain Supplier Products.
Supplier - The manufacturer of a Supplier Product.
Supplier Product - Any system, accessory, equipment, Part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.

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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 2:    BOEING PRODUCT WARRANTY

1.Applicability.
This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4 of this Exhibit C to the Purchase Agreement. Warranties applicable to engines are provided either in Supplemental Exhibit EE1 to the Purchase Agreement or pursuant to a separate agreement between Customer and the engine manufacturer, but not both.
2.Warranty.
2.1Coverage. Boeing warrants that at the time of delivery:
[***]
2.2Exceptions. The following conditions do not constitute a defect under this warranty:
[***]

3.Warranty Periods.
3.1Warranty. The warranty period begins on the date of Aircraft or Boeing Product delivery (Delivery) and ends [***].
3.1.1[***]
3.1Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product will begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and will be for the period specified immediately below:
[***]
3.2Period of Warranties. All warranty periods are stated above.
4.Remedies.
4.1Correction Options. [***]
4.2Warranty Inspections. [***]
4.3Rogue Units.
[***]
4.4Limited Warranty for Certain Materials.
4.4.1 Boeing warrants that, at the time of delivery, all Materials created by Boeing will be free from errors and defects in media. In the case where such Materials are provided by on-line electronic access, media is the digital format transmitted from Boeing.

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4.4.2 Warranty Periods and Claims. The warranty period with respect to an error or a defect in any Materials created by Boeing begins at delivery of the Materials in which the error or defect is discovered and ends [***]
4.4.3 Remedy. Customer's remedy for an error or a defect in media is [***]
5.Discovery and Notice.
5.1 For notice to be effective:
[***]
6.Filing a Claim.
6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form reasonably satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Purchase Agreement.
6.2 Claim Information.
6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C to the Purchase Agreement. At a minimum, such information must include:
[***]
6.2.2 Boeing may request additional information from Customer based on the nature of the defect and the remedies requested and Customer shall reasonably cooperate to comply with such request. [***]

6.3 Boeing Claim Processing.
6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be submitted signed and in writing directly by Customer or its Authorized Agent to Boeing Warranty by any of the methods identified in Article 12, “Notice,” of the Purchase Agreement or through an internet portal and process specified by Boeing.
6.3.2 Boeing will provide written acknowledgement of claim receipt to Customer within [***] following receipt of such claim.
6.3.3 [***]
6.3.4 [***]
7.[***]
8.Corrections Performed by Boeing.
8.1 Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse

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Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.
8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.
8.3 Correction Time Objectives.
[***]
8.4 Title Transfer and Risk of Loss.
8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have but will not be liable for loss of use.
8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.
8.5 [***]
9.Returning an Aircraft.
9.1 Conditions. An Aircraft may be returned to Boeing's facilities for Correction only if:
[***]
9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1 above, Boeing will reimburse Customer for the costs of fuel, oil, other required fluids and landing fees incurred in ferrying the Aircraft to Boeing and back to Customer's facilities, as well as incidental travel expenses such as reasonable room and board as necessary. Customer will minimize the length of both flights.
9.3 Separate Agreement. Prior to the return of an Aircraft to Boeing, Boeing and Customer will enter into a separate agreement covering return of the Aircraft and performance of the Correction and any additional work to be requested by Customer.
10.Insurance.
The provisions of Article 9.2, "Insurance" of this Purchase Agreement will apply to any work performed by Boeing in accordance with Customer's specific technical instructions to the extent any legal liability of Boeing is based upon the content of such instructions.
11.Disclaimer and Release; Exclusion of Liabilities.
[***]

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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 3:    BOEING SERVICE LIFE POLICY

1.Definitions.
Service Life Policy (SLP) Component - any of the primary structural elements (excluding industry standard parts), such as landing gear, wing, fuselage, vertical or horizontal stabilizer, listed in Article 6 below, either installed in the Aircraft at time of delivery or purchased from Boeing by Customer as a spare part.
2.Service Life Policy.
2.1 SLP Commitment. If a failure is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will provide Customer a replacement SLP Component at the price calculated pursuant to Article 3 below.
2.2 SLP Policy Periods.
[***]
3.[***]
4.Conditions.
Boeing's obligations under this Part 3, “Boeing Service Life Policy” of Exhibit C (Policy) to the Purchase Agreement are conditioned on the following:
4.1 Customer must notify Boeing in writing of the failure within three (3) months after it is discovered.
4.2 Customer must provide reasonable evidence that the claimed failure is covered by this Policy and if requested by Boeing, that such failure was not the result of:
[***]
4.3 If return of a failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.
4.4 Customer's rights and remedies under this Policy are limited to the receipt of a Correction pursuant to Article 2 above.
5.Disclaimer and Release; Exclusion of Liabilities.
This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C to the Purchase Agreement.
6.SLP Components
This is the listing of SLP Components for the Aircraft which relate to the Policy.
[***]

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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 4:    SUPPLIER WARRANTY COMMITMENT

1.Supplier Warranties and Supplier Patent and Copyright Indemnities.
Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. [***]
2.Boeing Assistance in Administration of Supplier Warranties.
[***]
3.Boeing Support in Event of Supplier Default.
[***]

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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 5:    BOEING INTERFACE COMMITMENT

1.Interface Problems.
An Interface Problem is defined as a technical problem in the operation of an Aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the Aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, [***] commence, [***] an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.
2.Boeing Responsibility.
If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will correct the design or workmanship to the extent of any then existing obligations of Boeing under the provisions of the applicable Boeing Product warranty, including Corrected Boeing Parts.
3.Supplier Responsibility.
If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.
4.Joint Responsibility.
If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.
5.General.
So long as the Interface problem is corrected to Customer's satisfaction or Customer is otherwise satisfied with the remedial action proposed by Boeing to correct the Interface Problem, Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.
6.Disclaimer and Release; Exclusion of Liabilities.
This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C to the Purchase Agreement.

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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT

1.Indemnity Against Patent Infringement.
Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer’s use, lease or resale of any Aircraft or any Boeing Product installed on an Aircraft at delivery.
2.Indemnity Against Copyright Infringement.
Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer’s use, lease or resale of any Boeing created Materials and Aircraft Software installed on an Aircraft at delivery.
3.[***]
4.Exceptions, Limitations and Conditions.
4.1 Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either: (i) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (ii) the International Convention for the Protection of Industrial Property (Paris Convention).
4.2 Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.
4.3 [***]
4.4 Customer must deliver written notice to Boeing (i) within [***] days after Customer first receives notice of any suit or other formal action against Customer and (ii) within [***] days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.
4.5 At any time, and without limiting the foregoing indemnities, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a non-infringing equivalent which otherwise complies with the requirements of the Purchase Agreement.
4.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer’s possession or control which Boeing reasonably considers relevant or material to any alleged infringement covered by this Part 6.
4.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer

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will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.
4.8 If a Boeing Product is found to infringe any patent or copyright and Customer is enjoined from using it, Boeing will, at its option, and its expense, either:
4.8.1 procure for Customer the right to use it free of any liability for infringement; or,
4.8.2 replace it with a non-infringing substitute which otherwise complies with the requirements of this Purchase Agreement.
4.5[***]
4.6[***]

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EXHIBIT D

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

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    EXD Page 1
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EXHIBIT D
BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT
1.General.
Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated Buyer Furnished Equipment (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE as described in Supplemental Exhibit BFE1 to the Purchase Agreement.
2.Supplier Selection. Customer will:
2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE1 to the Purchase Agreement.
2.2 Meet with Boeing and such selected BFE suppliers promptly after such election to:
2.2.1 complete BFE configuration design requirements for such BFE; and
2.2.2 confirm technical data submittal requirements for BFE certification.
3.Customer's Obligations. Customer will:
3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report, including, without limitation,
3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to in Article 2.2 above;
3.1.2 deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities, schedule, and other instructions provided therein; and
3.1.3 ensure that all BFE Aircraft Software is delivered in compliance with D6-55562-8, BCAG Standards for Loadable Systems;
3.1.4 ensure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation per D6-56586, BFE Product Acceptance Requirements;
3.2 [***]
3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;
3.3.1 require supplier's contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and
3.3.2 ensure that all BFE supplier's quality systems are approved to D6-82479, Boeing Quality Management System Requirements for Suppliers;
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3.4 [***]
3.5 [***]
3.6 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;
3.7 obtain, directly from BFE suppliers, the overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;
3.8 resolve any difficulties that arise, including defective equipment, by working closely with Boeing and BFE suppliers;
3.9 modify, adjust, calibrate, re-test and/or update BFE and data to the extent necessary to obtain applicable FAA and U.S. Food and Drug Administration (FDA) approval and will bear the resulting expenses;
3.10 warrant that the BFE will comply with all applicable FARs and FDA sanitation requirements for installation and use in the Aircraft at the time of delivery;
3.11 warrant that the BFE will meet the requirements of the applicable detail specification; and
3.12 provide equipment which is FAA certifiable at time of Aircraft delivery, or obtain waivers from the applicable regulatory agency for non-FAA certifiable equipment.
4.Boeing's Obligations.
Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the aircraft with the BFE installed.
5.[***]
6.Return of Equipment.
BFE not installed in the Aircraft will be returned to Customer upon or promptly after delivery of the last Aircraft in as good condition as when delivered by Customer to Boeing, reasonable wear and tear excepted, in accordance with Customer's instructions and at Customer's expense.
7.Title and Risk of Loss.
Title to and risk of loss of BFE will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.
8.[***]
9.[***]
10.[***]
11.[***]

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EXHIBIT E

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

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Exhibit E

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-10 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit E to the Purchase Agreement documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1.GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1Airworthiness and Registration Documents. Not later than [***] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the temporary use and display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than [***] prior to delivery of each Aircraft.
Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2Certificate of Sanitary Construction.
1.2.1 U.S. Registered Aircraft. Prior to delivery of each Aircraft, Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be provided to Customer and to be displayed aboard each Aircraft at delivery to Customer. The above Boeing obligation only applies to commercial passenger aircraft.
1.2.2 [***]
1.3Customs Documentation.
1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [***] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.
1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [***] prior to delivery all information required by U.S. Customs and Border Protection (CBP), including without limitation (i) a complete crew and passenger list identifying the names, birth dates,
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BOEING PROPRIETARY

passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [***] prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with CBP, or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2.INSURANCE CERTIFICATES.
Unless provided earlier, Customer will provide to Boeing not later than [***] prior to delivery of the first Aircraft, a copy of the requisite insurance certificate in accordance with the requirements of Article 9.2 of the Purchase Agreement.
3.NOTICE OF FLYAWAY CONFIGURATION.
Not later than [***] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:
i.the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
ii.the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;
iii.any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;
iv.a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
v.a complete ferry flight itinerary.
4.DELIVERY ACTIONS BY BOEING.
4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.
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BOEING PROPRIETARY

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.
4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, [***] of fuel and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.
4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer and will take all action necessary to consent to the registration of the Bill of Sale with respect to the Aircraft on the international registry established pursuant to the Cape Town Convention.
4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.
5.DELIVERY ACTIONS BY CUSTOMER.
5.1 Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.
5.2 Aircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft.
5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending on Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.
5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with CBP in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.
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BOEING PROPRIETARY

SUPPLEMENTAL EXHIBIT AE1

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

AIRFRAME AND [***] FEATURES
[***]

DAL-PA-04696-AE1
    AE1 Page 1
BOEING PROPRIETARY

[***]
AIRFRAME AND [***] FEATURES

relating to

BOEING MODEL 737-10 AIRCRAFT

1.[***]
2.[***]

DAL-PA-04696-AE1
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BOEING PROPRIETARY

SUPPLEMENTAL EXHIBIT BFE1

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

BUYER FURNISHED EQUIPMENT VARIABLES

DAL-PA-04696-BFE1        BFE1 Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-10 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft. .
1.Supplier Selection.
Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

[***]

*For a new certification, supplier requires notification [***] prior to Cargo Handling System on-dock date.
Customer will enter into initial agreements with the selected [***] suppliers on or before [***] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).
2.On-dock Dates and Other Information.
On or before [***] prior to the first Aircraft, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

[***]

3.Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html
DAL-PA-04696-BFE1        BFE1 Page 2
BOEING PROPRIETARY

SUPPLEMENTAL EXHIBIT EE1

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

ENGINE [***],
ENGINE WARRANTY AND [***]

DAL-PA-04696-EE1
    EE1 Page 1
BOEING PROPRIETARY

ENGINE [***]
ENGINE WARRANTY AND [***]

relating to

BOEING MODEL 737-10 AIRCRAFT

1.ENGINE [***].
[***] is defined for the Aircraft. [***] in the same manner as the [***].
2.ENGINE WARRANTY [***].
Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to [***] the [***] of CFM's warranty as set forth below (herein referred to as Warranty); subject, however, to [***] acceptance of the conditions set forth herein. Accordingly, [***] to [***] the [***] of CFM's Warranty as hereinafter set forth, and such [***] will apply to all CFM56-7 and CFM LEAP-1B type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement will be substituted for and supersede the provisions of Articles 2.1 through 2.10 below and Articles 2.1 through 2.10 below will be of no force or effect and neither Boeing nor CFM will have any obligation arising therefrom. In consideration for [***]
2.1Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 and CFM LEAP-1B type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.
2.2[***].
2.2.1 [***]
2.2.2 [***]
2.2.3 The above provisions also apply to products which are the same as those covered by this Purchase Agreement and are delivered to Customer as part of the installed equipment on [***] and [***] powered Aircraft.
2.3Initial Warranty. CFM warrants that CFM56-7 and CFM LEAP-1B Engine products will conform to CFM's applicable specifications and [***] prior to Customer's initial use of such products.
2.4[***]
2.4.1 [***]
2.4.2 Any warranties set forth herein will not be transferable to a third party, merging company or an acquiring entity of Customer.
2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, [***] as set forth herein will apply to [***].
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BOEING PROPRIETARY

2.5New Engine Warranty.
2.5.1 CFM warrants each new Engine and Module against [***] for the initial [***] Flight Hours as follows:
i.Parts [***] for any [***].
ii. [***]
2.5.2 As an alternative to the above [***], CFM will, upon request of Customer:
i.Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first at [***]
ii. Transportation to and from the designated facility will be at [***] expense.
2.6 New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:
2.6.1 During the first [***] Flight Hours for such Parts and Expendable Parts, [***] will grant [***] percent ([***]%) [***] or [***] for repair labor for failed Parts.
2.6.2 [***] will grant a pro rata Parts [***] for Scrapped Parts decreasing from [***] percent ([***]%) at [***] Flight Hours Part Time to [***] percent ([***]%) at the applicable hours designated in Table 1 below.
2.7 Ultimate Life Warranty.
2.7.1 CFM warrants Ultimate Life limits on the following Parts:
[***]
2.7.2 [***] will grant a pro rata [***] decreasing from [***] percent ([***]%) when new to [***] percent ([***]%) at [***] Flight Hours or [***] Flight Cycles, whichever comes earlier. [***] will be granted only [***] by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than [***] Flight Hours or [***] Flight Cycles.
2.8 [***]
2.8.1 A [***] will be declared by CFM when a [***] introduction, [***], [***], or [***] replacement of an Engine or Module is [***] CFM Service Bulletin or FAA Airworthiness Directive. [***] may also be declared for CFM Service Bulletins requesting [***] no later than the next Engine or Module shop visit. [***] will [***] following Parts [***]:
Engines and Modules
(i)[***] percent ([***]%) for Parts in inventory or removed from service when new or with [***] Flight Hours or less total Part Time.
(ii)[***] percent ([***]%) for Parts in inventory or removed from service with over [***] Flight Hours since new, regardless of warranty status.
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BOEING PROPRIETARY

2.8.2 [***] - [***] will grant [***] percent ([***]%) [***] for [***] of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a [***] CFM Service Bulletin or FAA Airworthiness Directive. A [***] will be granted by [***] for other CFM issued Service Bulletins if so specified in such Service Bulletins.
2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.
2.9 Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT WILL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.
2.10 [***]

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BOEING PROPRIETARY

TABLE 1 CFM LEAP-1B WARRANTY PARTS LIST

[***]
DAL-PA-04696-EE1
    EE1 Page 5
BOEING PROPRIETARY

Appendix I
SAMPLE
[***]

[***]

DAL-PA-04696    Appendix I Page A-1

Appendix II
SAMPLE
Purchase Agreement Assignment

THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of __________, 20_____ is between ____________________, a company organized under the laws of ____________________ (Assignor) and ____________________, a company organized under the laws of ____________________ (Assignee). Terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.
Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.
Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.
It is agreed as follows:
1.Definitions. For all purposes of this Assignment, the following terms will have the following meanings:
Aircraft - one Boeing Model _____ aircraft, bearing manufacturer's serial number __________, together with all engines and parts installed on such aircraft on the Delivery Date.
Boeing - Boeing will include any wholly-owned subsidiary of Boeing, and its successors and assigns.
Boeing Purchase Agreement - Purchase Agreement No. __________ dated as of ____________________ between Boeing and Assignor, as amended, but excluding ____________________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft.
Delivery Date - the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.
2.Assigned Rights and Obligations. Except to the extent expressly reserved below, Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, to the extent that the same relate to the Aircraft and the purchase and operation thereof, including, without limitation, in such assignment: [TO BE COMPLETED BY THE PARTIES.]
{EXAMPLES
i.the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;
DAL-PA-04696    Appendix II Page A-2

Appendix II
SAMPLE
Purchase Agreement Assignment

ii.the right to accept delivery of the Aircraft;
iii.all claims for damages arising as a result of any default under the Boeing Purchase Agreement relating to the Aircraft;
iv.all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, relating to the Aircraft; and
v.any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement relating to the Aircraft;
vi.all rights to demand and receive all moneys and claims for moneys due to “Customer” under or arising out of the Boeing Purchase Agreement with respect to the Aircraft.}
Reserving exclusively to Assignor, however:
{EXAMPLES
(i) all Assignor's rights and interests in and to the Boeing Purchase Agreement to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly relating to the Aircraft;
(ii) all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor relating to the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing with respect to the Aircraft;
(iii) the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and
(iv) the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}
Assignee hereby accepts such assignment of rights and the corresponding obligations.
3.Reservation of Rights. Assignor, to the exclusion of Assignee, reserves all rights and powers of “Customer” identified in the Boeing Purchase Agreement relating to the configuration, delivery, and operation of the Aircraft.
4.Notification to Boeing. Boeing will not be deemed to have knowledge of or need recognize the discontinuance of said authorization of Assignor until Boeing receives from Assignor or Assignee written notice terminating the authorization, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 1C2-AIR, if by mail, or to 425-237-1706, if by facsimile.
DAL-PA-04696    Appendix II Page A-3

Appendix II
SAMPLE
Purchase Agreement Assignment

Boeing may act with acquittance and conclusively rely on any such notice. Until such notice has been given, Boeing may deal solely and exclusively with Assignee. After such notice Boeing may deal solely and exclusively with Assignor.
5.Continuing Duty to Boeing. It is expressly agreed that: (a) prior to the Delivery Date, the Assignor and Assignee will perform their obligations with respect to the Aircraft to be performed by them on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of “Customer” thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.
6.Risk Allocation Undertaking. Notwithstanding anything contained in this Assignment to the contrary (and without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Materials, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Boeing Purchase Agreement and the insurance provisions in Article 9.2 of the Boeing Purchase Agreement, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.
7.No Additional Boeing Liability. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.
8.Assignee Nondisclosure Undertaking. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement except as specifically allowed by the terms of the Boeing Purchase Agreement.
9.Counterparts. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
10.Governing Law. This Assignment will be governed by, and construed in accordance with, the laws of the State of Washington, except that Washington’s choice of law rules will not be invoked for the purpose of applying the law another jurisdiction.
DAL-PA-04696    Appendix II Page A-4

Appendix II
SAMPLE
Purchase Agreement Assignment

__________________________        __________________________
as Assignor                    as Assignee

By _________________________    By _________________________

Name:                        Name:

Title:                        Title:

[If the Assignment is at or after delivery and the Assignment is further assigned by Assignee in connection with a financing, then the following language needs to be included. If the Assignment is prior to delivery, please use the form Consent to Collateral Assignment.]

Attest:

The undersigned, as ///Indenture Trustee/Agent// for the benefit of the Loan //Participants/Mortgagee/// and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage// dated as of __________, 20_____, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such //Trust Indenture/Mortgage// will be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 5 “Risk Allocation Undertaking”.

[Name of Entity]
as //Indenture Trustee/Agent//

By:____________________________

Name:

Title:

DAL-PA-04696    Appendix II Page A-5

Appendix II
SAMPLE
Purchase Agreement Assignment

CONSENT AND AGREEMENT OF
THE BOEING COMPANY

THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment) as it relates to Boeing with respect to the Aircraft. Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.
This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of __________, 20_____.

THE BOEING COMPANY

By _________________________
Name:

Title: Attorney-in-Fact

Aircraft Manufacturer’s Serial Number(s) ____________________

DAL-PA-04696    Appendix II Page A-6

Appendix III
SAMPLE
Post-Delivery Sale Notice

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7775 E Marginal Way S
Bldg. 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention:    Vice President - Contracts
        Mail Code 1C2-AIR

In connection with the sale by Delta Air Lines, Inc. (Seller) to ____________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. PA-04696 dated as of __________, 20_____, between The Boeing Company (Boeing) and Seller (Purchase Agreement) under which Seller purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ____________________ (Aircraft).
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:
1.Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Purchase Agreement and the insurance provisions in Article 9.2 of the Purchase Agreement. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser’s agreements in this paragraph; and
2.Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.
DAL-PA-04696    Appendix III Page A-7

Appendix III
SAMPLE
Post-Delivery Sale Notice

Very truly yours,

<CUSTOMERNAME>	PURCHASER
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

DAL-PA-04696    Appendix III Page A-8

Appendix III
SAMPLE
Post-Delivery Sale Notice

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated _______________________

Aircraft Manufacturer’s Serial Number ____________________

DAL-PA-04696    Appendix III Page A-9

Appendix IV
SAMPLE
Post-Delivery Lease Notice

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7775 E Marginal Way S
Bldg. 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention:    Vice President - Contracts
        Mail Code 1C2-AIR

In connection with the lease by Delta Air Lines, Inc. (Lessor) to ____________________ (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. PA-04696 dated as of __________, 20_____, between The Boeing Company (Boeing) and Lessor (Purchase Agreement) under which Lessor purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft).
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:
1.Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President – Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing’s receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.
2.Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the Purchase Agreement and the insurance provisions in Article 9.2 of the Purchase Agreement. Lessee further agrees, upon the written request of Boeing, to
DAL-PA-04696    Appendix IV Page A-10

Appendix IV
SAMPLE
Post-Delivery Lease Notice

promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee’s agreements in this paragraph.
3.Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.
We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

<CUSTOMERNAME>	LESSEE
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

DAL-PA-04696    Appendix IV Page A-11

Appendix IV
SAMPLE
Post-Delivery Lease Notice

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated _______________________

Aircraft Manufacturer’s Serial Number ____________________

DAL-PA-04696    Appendix IV Page A-12

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7775 E Marginal Way S
Bldg. 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

In connection with the sale/lease by Delta Airlines, Inc. (//Seller/Lessor//) to ____________________ (//Purchaser/Lessee//) of the aircraft identified below, reference is made to the following documents:
i.Purchase Agreement No. PA-04696 dated as of __________, 20_____, between The Boeing Company (Boeing) and //Seller/Lessor// (Purchase Agreement) under which //Seller/Lessor// purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft); and
ii.Aircraft //Sale/Lease// Agreement dated as of __________, 20_____, between Seller/Lessor and //Purchaser/Lessee// (Aircraft Agreement) under which //Seller/Lessor// is //selling/leasing// the Aircraft.
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
1.//Seller/Lessor// has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting //Seller/Lessor// from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.
2.Disclaimer and Release; Exclusion of Consequential and Other Damages.
2.1In accordance with //Seller/Lessor// obligation under Article 10.5 of the Purchase Agreement, Purchaser/Lessee hereby agrees that:
2.2DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE,
DAL-PA-04696    Appendix V Page A-13

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement

WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:
i.ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
ii.ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
iii.ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND
iv.ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.
2.3EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.
2.4Definitions. For the purpose of this paragraph 2, BOEING or Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.
Very truly yours,

<CUSTOMERNAME>	//PURCHASER/LESSEE//
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

DAL-PA-04696    Appendix V Page A-14

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7775 E Marginal Way S
Bldg. 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

Reference is made to Purchase Agreement No. PA-04696 dated as of __________, 20__ (Purchase Agreement), between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer), under which Customer purchased certain Boeing Model __________ aircraft including the aircraft bearing Manufacturer's Serial No(s) _______________ (Aircraft).
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
To accomplish the appointment of an agent, Customer confirms:
1.Customer has appointed _________________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.
2.Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.
3.Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.
We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.
DAL-PA-04696    Appendix VI Page A-15

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

Very truly yours,

<CUSTOMERNAME>
By _______________________ Its _______________________ Dated ____________________

DAL-PA-04696    Appendix VI Page A-16

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Purchase Agreement. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

<AgentName>
Agent By _______________________ Its _______________________ Dated ____________________

DAL-PA-04696    Appendix VI Page A-17

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY
By _______________________ Its _______________________ Dated ____________________

Aircraft Manufacturer’s Serial Number __________

DAL-PA-04696    Appendix VI Page A-18

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7775 E Marginal Way S
Bldg. 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

This agreement (Agreement) is entered into between _________________________ (Contractor) and Delta Air Lines, Inc. (Customer) and will be effective as of the date set forth below.
In connection with Customer’s provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information; reference is made to Purchase Agreement No. PA-04696 dated as of __________ between The Boeing Company (Boeing) and Customer (Purchase Agreement).
Terms used herein without definition will have the same meaning as in the Purchase Agreement.
Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing Model _____ aircraft, Manufacturer’s Serial Number _______________, Registration No. __________ (Aircraft) available to Contractor in connection with Customer's contract with Contractor to maintain/repair/modify the Aircraft (Contract). In consideration of the Contract, and as a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:
1.For purposes of this Agreement:
Aircraft Software means software intended to fly with and be utilized in the operation of an Aircraft, but excludes software furnished by Customer.
Materials means any and all items that are created by Boeing or a Third Party, are provided directly or indirectly to Contractor from Boeing or from Customer, and serve primarily to contain, convey or embody information. Materials may include either tangible forms (for example, documents or drawings) or intangible embodiments (for example, software and other electronic forms) of information, but excludes Aircraft Software and software furnished by Customer.
Proprietary Information means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Materials.
DAL-PA-04696    Appendix VII Page A-19

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

Proprietary Materials means Materials that contain, convey, or embody Proprietary Information.
Third Party means anyone other than Boeing, Customer and Contractor.
2.Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials and Aircraft Software are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.
3.Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.
4.Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software or Aircraft Software provided to Contractor pursuant to this Agreement.
5.Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.
6.When and to the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency's use in connection with Contractor’s authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor’s maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.
DAL-PA-04696    Appendix VII Page A-20

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

7.Boeing is an intended third party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any Boeing claims under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law rules) will apply to this Agreement and to any claim or dispute under this Agreement.
8.No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.
9.The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.
10.This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless embodied in writing and signed by authorized representatives of Contractor, Customer and Boeing.
11.Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provisions of this Agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.
12.The obligations of Customer and Contractor relating to Proprietary Materials and Proprietary Information under this Agreement will remain in effect and will survive cancellation or termination of this Agreement.
AGREED AND ACCEPTED this

Date:

Contractor	<CustomerName>
Signature ___________________ Printed Name ________________ Title _______________________	Signature _______________________ Printed Name ____________________ Title ____________________________

DAL-PA-04696    Appendix VII Page A-21

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an aircraft and transfer of all remaining Purchase Agreement rights.]
Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7775 E Marginal Way S
Bldg. 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

In connection with ________________'s (Seller's) sale to and lease back from ________________ (Buyer) of the aircraft identified below, reference is made to the following documents:
1.Purchase Agreement No. PA-04696 dated as of _________________, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _____________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) _________(Aircraft).
2.Aircraft Sale Agreement dated as of ___________________, between Seller and ___________________________________ (Buyer).
3.Aircraft Lease Agreement dated as of ___________________, between Buyer and Seller.
Terms used herein without definition will have the same meaning as in the Agreement.
Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.
Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
4.Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and
DAL-PA-04696    Appendix VIII Page A-22

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

5.Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of “Customer” with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President - Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as “Customer” with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing's receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.
6.Seller accepts the authorization set forth in paragraph 2 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
7.Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

SELLER	BUYER
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

DAL-PA-04696    Appendix VIII Page A-23

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

Receipt of the above letter is acknowledged and transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated _______________________

DAL-PA-04696    Appendix VIII Page A-24

Appendix IX
SAMPLE
SALE WITH LEASE

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7775 E Marginal Way S
Bldg. 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

In connection with the sale by ___________________ (Seller) to ___________________ (Purchaser) and subsequent lease of the aircraft identified below, reference is made to the following documents:
1.Purchase Agreement No. PA-04696 dated as of __________, _____, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _________ aircraft, including the aircraft bearing Manufacturer's Serial No(s). ____________ (Aircraft).
2.Aircraft sale agreement dated as of __________, between Seller and Purchaser.
3.Aircraft lease agreement dated as of __________, between Purchaser and _________ (Lessee)(Lease).
Terms used herein without definition will have the same meaning as in the Agreement.
Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
3.1 Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.
3.2 Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and
3.3 Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
DAL-PA-04696    Appendix IX Page A-25

Appendix IX
SAMPLE
SALE WITH LEASE

3.4 Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of //Buyer/Customer// with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President - Contracts, Mail Code 1C2-AIR, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as //Buyer/Customer// with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of //Buyer/Customer// under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.
3.5 Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, data and //documents/Materials//, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

SELLER	PURCHASER
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

__________________(LESSEE)
By _______________________ Its _______________________ Dated ____________________
DAL-PA-04696    Appendix IX Page A-26

Appendix IX
SAMPLE
SALE WITH LEASE

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated ______________________

MSN_______________________

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124
U.S.A.

By Courier
7775 E Marginal Way S
Bldg. 2-15 Mail Room
Seattle, Washington 98108
U.S.A.

Attention    Vice President – Contracts
        Mail Code 1C2-AIR

Reference is made to Purchase Agreement No. PA-04696 dated as of _______________, (Agreement) between The Boeing Company (Boeing) and __________________________ (Borrower) pursuant to which Borrower purchased from Boeing one (1) Boeing model _______ aircraft bearing Manufacturer’s Serial Number _______ (Aircraft).
Terms used herein without definition will have the same meanings as in the Agreement.
Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.
In connection with Borrower’s financing of the Aircraft, Borrower is entering into a //Trust Indenture/Mortgage//, dated as of ___________, between Borrower and Indenture //Trustee/Mortgagee// (//Trust Indenture/Mortgage//), which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to
DAL-PA-04696    Appendix IX Page A-27

Appendix X
SAMPLE
Post-Delivery Security

the Aircraft (Assigned Rights). Borrower is authorized to exercise the Assigned Rights until such time as the Indenture //Trustee/Mortgagee// notifies Boeing as provided below that an Event of Default under the //Trust Indenture/Mortgage// has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:
1.//Indenture Trustee/Mortgagee//, as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage//, acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the //Trust Indenture/Mortgage// will be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
2.Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of “Customer” under the Agreement, unless and until Boeing receives a written notice from //Indenture Trustee/Mortgagee//, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 1C2-AIR (if by mail), or (425) 237-1706 (if by facsimile) that an event of default under the //Trust Indenture/Mortgage// has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until //Indenture Trustee/Mortgagee// has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with //Indenture Trustee/Mortgagee//. Boeing may act with acquittance and conclusively rely on any such notice.
Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing’s receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.
DAL-PA-04696    Appendix X Page A-28

Appendix X
SAMPLE
Post-Delivery Security

Very truly yours,

//INDENTURE TRUSTEE/MORTGAGEE//
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

DAL-PA-04696    Appendix X Page A-29

Appendix X
SAMPLE
Post-Delivery Security

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated _______________________

MSN_______________________
DAL-PA-04696    Appendix X Page A-30

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705310

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    Special Matters

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.Assignment.
Unless otherwise noted herein, the credit memoranda, payment schedules and other business considerations described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted under Section 10.1.1 and 10.1.3 of the Purchase Agreement.
6.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes
Special Matters
DAL-PA-04696-LA-1705310    Page 1
BOEING PROPRIETARY

commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

Special Matters
DAL-PA-04696-LA-1705310    Page 2
BOEING PROPRIETARY

Table 1-A To
Purchase Agreement No. PA-04696-LA-1705310
[***]

[***]

DAL-PA-04696 118432-1F.txt Boeing Proprietary Page 1

    The Boeing Company
    P.O. Box 3707
        Seattle, WA 98124 2207
DAL-PA-04696-LA-1706348

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.Confidentiality.
The information contained in this Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Purchase Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.
DAL-PA-04696-LA-1706348
[***]    Page 1
BOEING & DELTA PROPRIETARY

    The Boeing Company
    P.O. Box 3707
        Seattle, WA 98124 2207

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1706348
[***]
BOEING & DELTA PROPRIETARY

Exhibit A
To DAL-PA-04696-LA-1706348

[***]

DAL-PA-04696-LA-1706348
[***]
BOEING & DELTA PROPRIETARY

EXHIBIT B
To DAL-PA-04696-LA-1706348
[***]
DAL-PA-04696-LA-1706348
[***]
BOEING & DELTA PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
DAL-PA-04696-LA-1706352

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
    [***]
1.[***]
2.[***]
3.[***]
4.[***]
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
6.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the
DAL-PA-04696-LA-1706352
[***]    Page 4
BOEING PROPRIETARY

foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1706352
[***]    Page 5
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705311

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]

1.    [***]

2.    [***]
3.    [***]
4.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
5.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party.  Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the
DAL-PA-04696-LA-1705311
[***]    Page 1
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705311
[***]    Page 2
BOEING PROPRIETARY

Attachment A to
DAL-PA-04696-LA-1705311

[***]

[***]

[***]
DAL-PA-02022-LA-1705311    LA Page 3
BOEING PROPRIETARY

Attachment A to
DAL-PA-04696-LA-1705311

[***]

DAL-PA-04696-LA-1705311
[***]    Page 4
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705304

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
[***]
1.[***]
2.[***]
3.[***]
4.[***]
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as permitted in Section 10.1.1 or 10.1.3 of the Purchase Agreement.
6.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the
DAL-PA-04696-LA-1705304
[***]    Page 1
BOEING PROPRIETARY

non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705304
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705298

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

    [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
[***]
1.[***]
2.[***]
3.[***]

4.[***]
5.[***]
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
7.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person
DAL-PA-04696-LA-1705298
[***]    Page 1
BOEING PROPRIETARY

or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705298
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705309

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    a) Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

b) Customer Services General Terms Agreement No. 32-1 (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for Aircraft which will have the meaning as defined in the Purchase Agreement.
[***]
1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
8.[***]
9.Order of Precedence.
In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.
DAL-PA-04696-LA-1705309
[***]    Page 1
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705309
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705308

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
8.[***]
9.[***]
10.[***]
11.[***]
12.[***]
13.[***]
14.[***]
DAL-PA-04696-LA-1705308
[***]    Page 1
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705308
[***]    Page 2
BOEING PROPRIETARY

Attachment A

[***]

DAL-PA-04696-LA-1705308
[***]    Page 3
BOEING PROPRIETARY

Attachment B
[***]

[***]
DAL-PA-04696-LA-1705308
[***]    Page 4
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705291

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
[***]
1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
7.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes
DAL-PA-04696-LA-1705291
[***]    Page 1
BOEING PROPRIETARY

commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705291
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705940

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant
DAL-PA-04696-LA-1705940
[***]    Page 1
BOEING PROPRIETARY

thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705940
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
DAL-PA-04696-LA-20210628

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
8.[***]
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such
DAL-PA-04696-LA-20210628
[***]    Page 1
BOEING PROPRIETARY

information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-20210628
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-2103979

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. [***] All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
6.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal
DAL-PA-04696-LA-2103979
[***]    Page 1
BOEING PROPRIETARY

advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-2103979
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
DAL-PA-04696-LA-1705301

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    Option Aircraft

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional model 737-10 aircraft as option aircraft (Option Aircraft).
2.Delivery.
The number of aircraft and delivery months are listed in the Attachment to this Letter Agreement.
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each
DAL-PA-04696-LA-1705301
Option Aircraft    Page 1
BOEING PROPRIETARY

Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705301
Option Aircraft    Page 2
BOEING PROPRIETARY

ATTACHMENT

ATTACHMENT to LETTER AGREEMENT NO. DAL-PA-04696-LA-1705301
OPTION AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

DAL-PA-04696-LA-1705301
Option Aircraft    Page 3
BOEING PROPRIETARY

Attachment A to DAL-PA-04696-LA-1705301
737-10 Option Aircraft [***]

Airframe Model/MTOW*:	737-10	[***]	Configuration Specification:	[***]
Engine Model/Thrust: Airframe Price:	CFMLEAP-1B28	[***]0	Airframe Price Base Year/Escalation Formula: Engine Price Base Year/Escalation Formula:	[***]
Optional Features Estimate:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft): Aircraft Basic Price (Excluding BFE/SPE) Estimat		[***] [***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
LIFT Seats Provided by Boeing (Estimate):		[***]
Deposit per Aircraft:		[***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[***]	Escalation Estimate Adv Payment Base Price Per A/P	[***]
					[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-04696 118432-1O.txt

Boeing Proprietary

DAL-PA-04696 118432-1O.txt Boeing Proprietary Page 1

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1706346

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
[***]
1.[***]

2.[***]

3.[***]

4.[***]

5.[***]

6.[***]

7.[***]

8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted by Section 10.1.1 or 10.1.3 of the Purchase Agreement.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other Parties. Each Party will limit the disclosure of its contents to its employees with a need to know the
DAL-PA-04696-LA-1706346
[***]     Page 1
BOEING PROPRIETARY

contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

DAL-PA-04696-LA-1706346
[***]     Page 2
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1706346
[***]     Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
DAL-PA-04696-LA-2105243

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
6.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal
DAL-PA-04696-LA-2105243
[***]    Page 1
BOEING PROPRIETARY

advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-2105243
[***]    Page 2
BOEING PROPRIETARY

Attachment A to
Letter Agreement No. DAL-PA-04696-LA-2105243

[***]

DAL-PA-04696-LA-2105243
[***]    Page 3
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-1705300

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    Open Configuration Matters

Reference:    Purchase Agreement No. 04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Aircraft Configuration.
1.1Initial Configuration. The initial configuration of the Aircraft is defined by Boeing Model 737-10 [***]. Due to the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Aircraft will be completed as described below.
1.2Final Configuration. The Aircraft configuration will be completed using the Boeing then-current basic model aircraft configuration documentation applicable to the Aircraft. Boeing and Customer will incorporate certain other configuration changes into the Aircraft as such changes are offered by Boeing and accepted by authorized representative of Customer in writing (Final Configuration) in accordance with the following schedule:
1.2.1 No later than [***] prior to the first Aircraft's scheduled delivery month, Boeing and Customer will meet to discuss [***].
1.2.2 Within [***], Boeing will provide Customer with a proposal for [***].
1.2.3 Customer will then have [***] to accept or reject [***].

2.Effect on Purchase Agreement.
2.1 Following Final Configuration, Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute the Amendment within thirty (30) calendar days addressing the items below:

BOEING PROPRIETARY

2.1.1 Changes to the basic model aircraft which are applicable to the Aircraft and have been developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;
2.1.2 [***] accepted by Customer pursuant to Article 1.2 above (Customer Configuration Changes);
2.1.3 Update the Aircraft configuration definition contained in Exhibit A of the Purchase Agreement and referenced in Table 1 of the Purchase Agreement; and
2.1.4 Update the prices contained in Table 1 of the Purchase Agreement to adjust for the difference, if any, between [***]
2.2 Following the Amendment, the Final Configuration will be incorporated into the Detail Specification.
2.3 Revisions to the [***] may be included in the Amendment when such Customer Configuration Changes have a significant effect on [***]
2.4 If the Amendment to the Purchase Agreement does not occur as set out in Article 2.1 above, then Boeing may rely on [***]
3.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
Open Configuration Matters
DAL-PA-04696-LA-1705300    Page 2
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

Open Configuration Matters
DAL-PA-04696-LA-1705300    Page 3
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-2200086

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***] Guarantees

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the [***] guarantees in the Attachment to this Letter Agreement. These guarantees [***].
1.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
2.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-2200086    Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement
No. DAL-PA-04696-LA-2200086
LEAP-1B28 Engines

[***]
P.A. No. PA-04696
AERO-B-BBA4-M22-0006C    SS21-0382
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-2200086

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
The parties hereto agree as follows with respect to Covered Aircraft (as defined below) [***].
1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
8.[***]
9.[***]
10.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Covered Aircraft and cannot be assigned in whole or in part.
11.Confidentiality.

BOEING PROPRIETARY

The information contained in this Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Purchase Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Craig Simmons

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.

By	/s/ Mahendra R. Nair

Its	Senior Vice President Fleet & TechOps Supply Chain

DAL-PA-04696-LA-2200086
[***]    Page 2
BOEING PROPRIETARY

ATTACHMENT A
[***]
[***]

DAL-PA-04696-LA-2200086
[***]    Page 3
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

ATTACHMENT B

[***]
[***]
DAL-PA-04696-LA-2200086
Performance Retention Commitment     Page 4
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-2101204

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

[***]

1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
7.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant

BOEING PROPRIETARY

thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-2101204                             Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-2101205

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
8.[***]
9.[***]
10.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft [***] and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
11.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the

BOEING PROPRIETARY

foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-2101205                             Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-2201576

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    a.) Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

[***]

This letter agreement (Letter Agreement) is entered into on the date below. All terms used but not defined in this Letter Agreement have the same meaning as in the [***].
[***]
1.[***]
2.[***]
3.Assignment.
The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
4.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such
DAL-PA-04696-LA-2201576
[***]    Page 1
BOEING PROPRIETARY

information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-2201576
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-04696-LA-2201689

Delta Air Lines, Inc.
Department 923
1030 Delta Blvd.
Atlanta, Georgia 30354

Subject:    [***]

Reference:    Purchase Agreement No. 04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
[***] Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such [***].
8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	July 18, 2022

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Mahendra R. Nair	By:	/s/ Craig Simmons

Name:	Mahendra R. Nair	Name:	Craig Simmons

Title:	Senior Vice President Fleet & TechOps Supply Chain	Title:	Attorney-In-Fact

DAL-PA-04696-LA-2201689    Page 2
BOEING PROPRIETARY